Fees Summary	Oct. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,000,000,000
Previously Paid Amount	0
Total Fee Amount	3,215,100
Total Offset Amount	0
Net Fee	$ 3,215,100